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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (date of earliest event reported):   OCTOBER 16, 2006


                             BUFFETS HOLDINGS, INC.
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             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


                333-116897                               22-3754018
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         (Commission File Number)                      (IRS Employer
                                                     Identification No.)

            1460 BUFFET WAY,
            EAGAN, MINNESOTA                                55121
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 (Address of Principal Executive Offices)                (Zip Code)


                                 (651) 994-8608
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              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

              On October 16, 2006, Buffets Holdings, Inc. ("BUFFETS HOLDINGS") issued a press release announcing that in connection with Buffets, Inc.'s ("BUFFETS" and together with Buffets Holdings, each a "Company" and collectively, the "COMPANIES") tender offer and consent solicitation (the "BUFFETS TENDER OFFER") for any and all of its outstanding 11.25% Senior Subordinated Notes due 2010 (the "BUFFETS NOTES"), the requisite consents have been received to eliminate substantially all of the restrictive covenants of the indenture governing the Buffets Notes. On October 19, 2006, Buffets Holdings issued a press release announcing that in connection with its tender offer and consent solicitation (together with the Buffets Tender Offer, the "TENDER OFFERS") for any and all of its outstanding 13.875% Senior Discount Notes due 2010 (the "BUFFETS HOLDINGS NOTES" and together with the Buffets Notes, the "NOTES"), the requisite consents have been received to eliminate substantially all of the restrictive covenants of the indenture governing the Buffets Holdings Notes.

              As a result of obtaining the requisite consents, Buffets executed and delivered a supplemental indenture setting forth amendments to the indenture governing the Buffets Notes and Buffets Holdings executed and delivered a supplemental indenture setting forth the amendments to the indenture governing the Buffets Holdings Notes. The supplemental indenture for the Buffets Notes eliminates substantially all of the restrictive covenants of the indenture governing the Buffets Notes, including, among other things, limitation on indebtedness, limitation on restricted payments, limitation on restrictions on distributions from restricted subsidiaries, limitation on sales of assets and subsidiary stock, limitation on affiliate transactions and limitation on the sale or issuance of capital stock of restricted subsidiaries. The supplemental indenture for the Buffets Holdings Notes eliminates substantially all of the restrictive covenants of the indenture governing the Buffets Holdings Notes, including, among other things, limitation on indebtedness, limitation on restricted payments, limitation on restrictions on distributions from restricted subsidiaries, limitation on sales of assets and subsidiary stock, limitation on affiliate transactions, limitation on the sale or issuance of capital stock of restricted subsidiaries and limitation on liens.

              The amendments to the indentures governing the Notes will also eliminate specific events of default in the indentures governing the Notes and the Notes. Each supplemental indenture became effective upon its execution by the parties thereto. However, each supplemental indenture provides that the amendments to the indenture governing the applicable Notes will only become operative when the applicable Company accepts for purchase its Notes, the tender of which represents the majority of the principal amount of the Buffets Notes outstanding or the majority of the aggregate principal amount at maturity of the Buffets Holdings Notes outstanding, as applicable. If, after the date of the supplemental indentures, the Tender Offers are terminated or withdrawn or all payments in respect of the applicable Notes accepted for payment

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pursuant to the Tender Offers are not made promptly after the  applicable  date of acceptance (as defined in the Companies' Offer to Purchase and Consent Solicitation Statement dated as of September 15, 2006, as amended), the amendments to the applicable indenture governing the Notes shall have no effect and the applicable indenture and the Notes shall be deemed to be amended so that they read the same as they did immediately prior to the date of the supplemental indentures.

ITEM 8.01.    OTHER EVENTS

              On October 16, 2006, Buffets Holdings issued a press release announcing that in connection with the Buffets Tender Offer, the requisite consents have been received to eliminate substantially all of the restrictive covenants of the indenture governing the Buffets Notes. A copy of the release is attached as Exhibit 99.1 and is incorporated herein in its entirety by reference.

              On October 17, 2006, Buffets Holdings issued a press release announcing the extension of the early tender date, the extension of the expiration date and the revision of the consideration in its tender offer and consent solicitation for any and all of the Buffets Holdings Notes. A copy of the release is attached as Exhibit 99.2 and is incorporated herein in its entirety by reference.

              On October 19, 2006, Buffets Holdings issued a press release announcing that in connection with its tender offer and consent solicitation for any and all of the Buffets Holdings Notes, the requisite consents have been received to eliminate substantially all of the restrictive covenants of the indenture governing the Buffets Holdings Notes. A copy of the release is attached as Exhibit 99.3 and is incorporated herein in its entirety by reference.


ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

         (d) Exhibits

        EXHIBIT
        NUMBER               DESCRIPTION
        ------- -----------------------------------------
         99.1   Press Release issued on October 16, 2006.
         99.2   Press Release issued on October 17, 2006.
         99.3   Press Release issued on October 19, 2006.




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                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated: October 20, 2006

                                           BUFFETS HOLDINGS, INC.


                                           By: /s/ R. Michael Andrews, Jr.
                                               ---------------------------
                                           Name:  R. Michael Andrews, Jr.
                                           Title: Chief Executive Officer





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                                 EXHIBIT INDEX

        EXHIBIT NUMBER               TITLE
        --------------   -----------------------------------------
            99.1         Press Release issued on October 16, 2006.
            99.2         Press Release issued on October 17, 2006.
            99.3         Press Release issued on October 19, 2006.